Exhibit 10.3
                                  PROXY LETTER

I, Guangwen He, Chinese citizen, with the ID Number of 430124196807081491, owning 90% equity ("My Equity") of Hunan Oya Education Technology Co., Ltd. ("Target Company"), hereby irrevocably authorize Xiangtan Nicestar Business Administration Co., Ltd. ("Nicestar" for short hereafter) to exercise the following rights within the period of validity of this Proxy Letter for the equity:

I authorize Nicestar to be the sole and exclusive agent to represent me in full authority to perform, but not limited to, the following rights on equity: 1) attend the general meeting of shareholders of the target company; 2) perform all shareholders' rights and stockholder's right to vote in accordance with laws and articles and regulations of target company, including but not limited to the sale or transfer or pledge or disposal of all or any part of equities; and 3) appoint and nominate the legal representative (board chairman), director, supervisor, general manager and other senior management personnel of the target company as the authorized representative on my behalf.

Nicestar shall have the right to represent me to sign contract of transfer agreed in the Exclusive Option Agreement (I shall be the Contracting Party on demand) within the authorization, and perform on schedule the Agreement on the Equity Interest Pledge and Exclusive Option Agreement signed on the same day with the Proxy Letter as one party of the contract; the exercise of this right shall not limit anyway the authorization.

All acts of Nicestar concerning my equity shall be deemed as my acts, and all documents signed by Nicestar shall be deemed as the one signed by me; I will acknowledge it.

Nicestar owns the right of sub-entrustment and can entrust the above matters to others or organizations without notifying or acquiring consent of me in advance.

In the period that I serve as the stock holder of the target company, the Proxy Letter is irrevocable and shall remain in effect since the date of signing.

During the effective period of the Proxy Letter, I hereby give up all rights concerning my equity which has been authorized to Nicestar through the Proxy Letter and will never exercise these rights again.

                                                                     Guangwen He

                                                                 /s/ Guangwen He

                                                               November 28, 2009

                                  PROXY LETTER

I, Yabin Zhong, Chinese citizen, with the ID Number of 43012419660828144X, owning 10% equity ("My Equity") of Hunan Oya Education Technology Co., Ltd. ("Target Company"), hereby irrevocably authorize Xiangtan Nice Star Business Administration Co., Ltd. ("Nicestar" for short hereafter) to exercise the following rights within the period of validity of this Proxy Letter for the equity:

I authorize Nicestar to be the sole and exclusive agent to represent me in full authority to perform, but not limited to, the following rights on equity: 1) attend the general meeting of shareholders of the target company; 2) perform all shareholders' rights and stockholder's right to vote in accordance with laws and articles and regulations of target company, including but not limited to the sale or transfer or pledge or disposal of all or any part of equities; and 3) appoint and nominate the legal representative (board chairman), director, supervisor, general manager and other senior management personnel of the target company as the authorized representative on my behalf.

Nicestar shall have the right to represent me to sign contract of transfer agreed in the Exclusive Option Agreement (I shall be the Contracting Party on demand) within the authorization, and perform on schedule the Agreement on the Equity Interest Pledge and Exclusive Option Agreement signed on the same day with the Letter of Authority as one party of the contract; the exercise of this right shall not limit anyway the authorization.

All acts of Nicestar concerning my equity shall be deemed as my acts, and all documents signed by Nice Star shall be deemed as the one signed by me; I will acknowledge it.

Nicestar owns the right of sub-entrustment and can entrust the above matters to others or organizations without notifying or acquiring consent of me in advance.

In the period that I serve as the stock holder of the target company, the Proxy Letter is irrevocable and shall remain in effect since the date of signing.

During the effective period of the Letter of Authority, I hereby give up all rights concerning my equity which has been authorized to Nicestar through the Proxy Letter and will never exercise these rights again.

                                                                     YABIN ZHONG

                                                                 /s/ Yabin Zhong

                                                               November 28, 2009

                                       2